Pursuant to Rule 497(e)
Registration No. 333-134226

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated September 23, 2008

to the Prospectus dated April 29, 2008

Effective immediately, the first sentence of “Reinstatement Privilege” under the heading “Other Sales Charge Arrangements and Waivers” on page 9 of the Prospectus is hereby deleted and replaced with the following:

“Within one year of a redemption of certain Class A and Class C shares of the Fund, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by AIG SACS without a sales charge.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_SFPRO_4-08